Exhibit 99.1

Ross Acquisition Corp II Announces Meeting for Shareholders
to Extend Date for Business Combination

PALM BEACH, FL, September 1, 2023 — Ross Acquisition Corp II (NYSE:ROSS) (the “Company”) announced that on August 31, 2023 it filed a definitive proxy statement (the “Definitive Proxy Statement”) for the solicitation of proxies in connection with an extraordinary general meeting in lieu of annual general meeting (the “Extraordinary General Meeting”) of the Company’s shareholders to be held on September 15, 2023 to consider and vote on, among other proposals, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association, to extend the date by which the Company must consummate a business combination from September 16, 2023 to March 16, 2024 (such proposal, the “Extension Amendment Proposal”). The Extension Amendment Proposal is described in more detail in the Definitive Proxy Statement.

If the Extension Amendment Proposal is not approved at the Extraordinary General Meeting, or if the Extension Amendment Proposal is approved but not implemented, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the Company’s Class A ordinary shares (the “Public Shares”) included as part of the units sold in the Company’s initial public offering (the “IPO”) that was consummated on March 16, 2021, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established in connection with the IPO including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and its board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. If the Extension Amendment Proposal is not approved at the Extraordinary General Meeting or if the Extension Amendment Proposal is approved but not implemented, then, as of September 18, 2023, the Public Shares will be deemed cancelled and will represent only the rights to receive the per-share redemption price (after taking into account the removal of a portion of the accrued interest in the Trust Account to pay taxes and $100,000 for dissolution expenses), and the last day of trading in the securities will be on September 15, 2023. Record holders may redeem their shares for their pro rata portion of the proceeds of the Trust Account upon presentation of their respective shares or unit certificates or other delivery of their shares or units to Continental Stock Transfer & Trust Company, the Company’s transfer agent. Beneficial owners of Public Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount.

In order to provide for the disbursement of funds from the Trust Account (whether in connection with redemptions properly requested in connection with the implementation of the Extension Amendment Proposal or the winding up of the Company), the Company will instruct the trustee of the Trust Account to take all necessary actions to liquidate the Trust Account. The proceeds of the Trust Account will be held in a non-interest bearing account while awaiting disbursement.

If the Extension Amendment Proposal is not approved at the Extraordinary General Meeting or if the Extension Amendment Proposal is approved but not implemented, there will be no redemption rights or liquidating distributions with respect to the Company’s warrants. The Company’s initial shareholders have waived their redemption rights with respect to the outstanding Class B ordinary shares issued prior to the Company’s IPO.

If the Extension Amendment Proposal is not approved at the Extraordinary General Meeting or if the Extension Amendment Proposal is approved but not implemented, the Company expects that the New York Stock Exchange will file a Form 25 with the United States Securities and Exchange Commission (the “SEC”) to delist its securities, and the Company thereafter expects to file a Form 15 with the SEC to terminate the registration of its securities under the Securities Exchange Act of 1934, as amended.

About Ross Acquisition Corp II

Ross Acquisition Corp II is a special purpose acquisition company sponsored by Ross Holding Company LLC, an affiliate of Wilbur L. Ross, Stephen J. Toy, and Nadim Z. Qureshi, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or assets. Ross Acquisition Corp II completed its initial public offering in March 2021.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. No representations or warranties, express or implied are given in, or in respect of, this press release. When we use words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC.  All subsequent written or oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K filed with the SEC on April 6, 2023, the Definitive Proxy Statement, and other documents filed with the SEC. The Company does not undertake any obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this press release, except as required by applicable law.

Contact

Wilbur L. Ross, Jr.
(561) 655-2615
wross@rossacquisition2.com

IMPORTANT INFORMATION AND WHERE TO FIND IT

The Company will mail to its shareholders of record as of August 28, 2023 beginning on or around August 31, 2023, the Definitive Proxy Statement for the Extraordinary General Meeting to approve, among other proposals, the Extension Amendment Proposal. The Company urges investors, shareholders and other interested persons to read the Definitive Proxy Statement as well as other documents filed with the SEC, because these documents contain important information. Shareholders may also obtain a copy of the Definitive Proxy Statement, and other documents filed with the SEC, without charge, through the website maintained by the SEC at www.sec.gov. Shareholders will also be able to obtain a copy of the Definitive Proxy Statement, without charge, by directing a request to: Ross Acquisition Corp II, 1 Pelican Lane, Palm Beach, Florida 33480, (561) 655-2615, Attn: Nadim Qureshi.

PARTICIPANTS IN THE SOLICITATION

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Extraordinary General Meeting. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s Annual Report on Form 10-K filed with the SEC on April 6, 2023, the Definitive Proxy Statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different from those of the Company’s shareholders generally, is set forth in the Definitive Proxy Statement.

NO OFFER OR SOLICITATION

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or constitute a solicitation of any vote or approval and shall not constitute an offer to sell or a solicitation of an offer to buy the Company’s securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.